UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 9, 2023

Atossa Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35610	26-4753208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

107 Spring Street Seattle, Washington	98104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 588-0256

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuance to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.18 par value	ATOS	The Nasdaq Capital Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2023, Atossa Therapeutics, Inc. (The "Company") issued a press release announcing that Jonathan Finn, CFA, has been appointed to the Company's board of directors, effective immediately. Mr. Finn has also been appointed to serve on the Company's audit committee. Mr. Finn has more than 25 years of experience in the financial industry with a focus on early to mid-stage biotechnology and technology companies. Mr. Finn currently serves as Executive Vice President and Chief Investment Officer at Vantage Consulting Group, an investment advisory firm. In this role, he directs investment strategy, asset allocation, manager selection and portfolio construction. Mr. Finn is also a Founding Partner of Scientia Ventures, a manager of venture capital funds that invest in companies targeting computational biology and chemistry, the digitization of medicine, digital therapies, and traditional drug development businesses at the cutting edge of the life sciences industry. Mr. Finn succeeded Greg Weaver as a Class I director, to hold office until the 2025 Annual Meeting of Stockholders and until his successor shall have been duly elected and qualified. Mr. Finn will receive compensation as a non-employee director, as described in the Company's Proxy Statement for its 2023 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 30, 2023. The Company also intends to entered into its standard form of indemnification agreement with Mr. Finn.

There are no arrangements or understandings between Mr. Finn and any other persons pursuant to which he was selected to serve as a director; he has no family relationships with any of the Company’s directors or executive officers; and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 9, 2023

/s/ Steven C. Quay, M.D., Ph.D.
Steven C. Quay, M.D., Ph.D. President and Chief Executive Officer